Lugowy Associates
Chartered Accountants
Effort Square, Suite 306, 105 Main St. East	Tel (905) 322-4977 Fax (905) 528-5333
Hamilton, Ontario, Canada L8N 1G6	E-mail: DALCACPA@aol.com

August 16, 2005

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation in this Registration Statement on Form F-3 of our report dated May 25, 2004, appearing in Astris Energi Inc.’s Annual Report on Form 20-F of the years ended December 31, 2002 and 2001.

Lugowy Associates

“Lugowy Associates”

Chartered Accountants